Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 25, 2024 (this “Agreement”), by and among CAESARS ENTERTAINMENT, INC., a Delaware corporation (f/k/a ELDORADO RESORTS, INC., a Nevada corporation), as borrower (the “Borrower”), the Lenders party hereto and the Administrative Agent (as defined below), relating to that certain Credit Agreement, dated as of July 20, 2020 (as modified by that certain Incremental Assumption Agreement No. 1, dated as of July 20, 2020, as amended by that certain First Amendment to Credit Agreement, dated as of November 10, 2021, as amended by that certain Second Amendment to Credit Agreement, dated as of January 26, 2022, as amended by that certain Third Amendment to Credit Agreement, dated as of October 5, 2022, as modified by that certain Incremental Assumption Agreement No. 2, dated as of February 6, 2023, as modified by that certain Incremental Assumption Agreement No. 3, dated as of February 6, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of May 9, 2024, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto from time to time, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. BANK NATIONAL ASSOCIATION, as collateral agent for the Secured Parties.

RECITALS:

WHEREAS, the Borrower has requested, and (i) each Lender holding Term B Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders (as defined below) pursuant to Section 3) has agreed by delivery of its consent to this Agreement to the Administrative Agent, to reduce the Applicable Margin on the Term B Loans and (ii) each Lender holding Term B-1 Loans (after giving effect to the replacement of any Non-Consenting Term B-1 Lenders (as defined below) pursuant to Section 3) has agreed by delivery of its consent to this Agreement to the Administrative Agent, to reduce the Applicable Margin on the Term B-1 Loans; and

WHEREAS, the Borrower has appointed (a) JPMorgan Chase Bank, N.A. (“JPMCB”), Barclays Bank PLC, BofA Securities, Inc., Citizens Bank, National Association, Deutsche Bank Securities Inc., Truist Securities, Inc., U.S. Bank National Association, Wells Fargo Securities, LLC, Sumitomo Mitsui Banking Corporation, BNP Paribas Securities Corp., Goldman Sachs Bank USA, Citibank, N.A. and Macquarie Capital (USA) Inc., as joint lead arrangers and joint bookrunners in connection with this Agreement and (b) KeyBanc Capital Markets Inc. and Fifth Third Bank, National Association, as co-managers in connection with this Agreement (each of the institutions named in this paragraph, a “Fifth Amendment Arranger”).

NOW, THEREFORE, the parties hereto therefore agree as follows:

SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein”, “hereby” and each other similar reference referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference referring to the Credit Agreement, shall, after the Fifth Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order therein:

““Fifth Amendment Effective Date” shall mean November 25, 2024.”

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) of the definition of “Applicable Margin” therein as follows:

“(a) with respect to any Term B Loan, 2.25% per annum in the case of any Term Benchmark Loan and 1.25% per annum in the case of any ABR Loan, (b) with respect to any Term B-1 Loan, 2.25% per annum in the case of any Term Benchmark Loan and 1.25% per annum in the case of any ABR Loan and”

(c) Section 2.11(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) In the event that, on or prior to the date that is six months after the Fifth Amendment Effective Date, the Borrower shall (x) make a voluntary prepayment of the Term B Loans pursuant to Section 2.11(a) with the proceeds of, or any conversion of Term B Loans into, any substantially concurrent issuance solely by the Borrower of a new or replacement tranche of Dollar denominated long-term senior secured first lien term loans incurred solely by the Borrower that are broadly syndicated to banks and other institutional investors in financings similar to the Term B Loans the primary purpose of which is to (and which does) reduce the All-in Yield of such Term B Loans (other than, for the avoidance of doubt, with respect to securitizations) or (y) effect any amendment to this Agreement the primary purpose of which is to (and which does) reduce the All-in Yield of the Term B Loans (it being understood that any prepayment premium with respect to this Section 2.11(a)(ii) shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 2.19(c)) (other than, in the case of each of clauses (x) and (y), in connection with a Change in Control, a transformative acquisition, investment or disposition referred to in the last sentence of this paragraph, a refinancing of Indebtedness originally incurred in accordance with Section 6.01(jj) or any other transaction not permitted by the Loan Documents), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Term B Loans, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans for which the All-in Yield has been reduced pursuant to such amendment. Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be. For purposes of this Section 2.11(a)(ii), a “transformative” acquisition, investment or disposition is any acquisition, investment or disposition by the Borrower or any Subsidiary that (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, investment or disposition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, investment or disposition, would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of its operations following such consummation, as determined by the Borrower in good faith.”

(d) Section 2.11(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) In the event that, on or prior to the date that is six months after the Fifth Amendment Effective Date, the Borrower shall (x) make a voluntary prepayment of the Term B-1 Loans pursuant to Section 2.11(a) with the proceeds of, or any conversion of Term B-1 Loans into, any substantially concurrent issuance solely by the Borrower of a new or replacement tranche of Dollar denominated long-term senior secured first lien term loans incurred solely by the Borrower that are broadly syndicated to banks and other institutional investors in financings similar to the Term B-1 Loans the primary purpose of which is to (and which does) reduce the All-in Yield of such Term B-1 Loans (other than, for the avoidance of doubt, with respect to securitizations) or (y) effect any amendment to this Agreement the primary purpose of which is to (and which does) reduce the All-in Yield of the Term B-1 Loans (it being understood that any prepayment premium with respect to this Section 2.11(a)(iii) shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 2.19(c)) (other than, in the case of each of clauses (x) and (y), in connection with a Change in Control, a transformative acquisition, investment or disposition referred to in the last sentence of this paragraph, a refinancing of Indebtedness originally incurred in accordance with Section 6.01(jj) or any other transaction not permitted by the Loan Documents), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders holding Term B-1 Loans, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B-1 Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B-1 Loans for which the All-in Yield has been reduced pursuant to such amendment. Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be. For purposes of this Section 2.11(a)(iii), a “transformative” acquisition, investment or disposition is any acquisition, investment or disposition by the Borrower or any Subsidiary that (i) is not permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, investment or disposition or (ii) if permitted by the terms of the Loan Documents immediately prior to the consummation of such acquisition, investment or disposition, would not provide the Borrower and its Subsidiaries with adequate flexibility under the Loan Documents for the continuation and/or expansion of its operations following such consummation, as determined by the Borrower in good faith.”

SECTION 3. Replacement of Non-Consenting Lenders.

(a) Each existing Lender holding Term B Loans that does not execute a counterpart to this Agreement in the form attached hereto as Annex I with respect to such Lender’s Term B Loans will be deemed to be a Non-Consenting Lender (each such Lender in such capacity, a “Non-Consenting Term B Lender”) for purposes of Section 2.19(c) of the Credit Agreement. The Borrower shall be deemed to have exercised its right pursuant to Section 2.19(c) of the Credit Agreement to require that each Non-Consenting Term B Lender assign and delegate, without recourse, all interests, rights and obligations under the Credit Agreement with respect to the Term B Loans to JPMorgan Chase Bank, N.A., as replacement lender (in such capacity, the “Replacement Term B Lender”), which assignment shall occur immediately and automatically, without action by or consent of any Non-Consenting Term B Lender, upon satisfaction of the condition in Section 6(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

(b) Each existing Lender holding Term B-1 Loans that does not execute a counterpart to this Agreement in the form attached hereto as Annex I with respect to such Lender’s Term B-1 Loans will be deemed to be a Non-Consenting Lender with respect to such Lender’s Term B-1 Loans (each such Lender in such capacity, a “Non-Consenting Term B-1 Lender”) for purposes of Section 2.19(c) of the Credit Agreement. The Borrower shall be deemed to have exercised its right pursuant to Section 2.19(c) of the Credit Agreement to require that each Non-Consenting Term B-1 Lender assign and delegate, without recourse, all interests, rights and obligations under the Credit Agreement with respect to the Term B-1 Loans to JPMorgan Chase Bank, N.A., as replacement lender (in such capacity, the “Replacement Term B-1 Lender”), which assignment shall occur immediately and automatically, without action by or consent of any Non-Consenting Term B-1 Lender, upon satisfaction of the condition in Section 6(e) below, and the Replacement Term B-1 Lender agrees to accept each such assignment.

SECTION 4. Effect of Consents; Certain Assignments by Consenting Lenders.

(a) Each Lender holding Term B Loans that executes a counterpart to this Agreement with respect to such Lender’s Term B Loans (each such Lender in such capacity, a “Consenting Term B Lender”) in the form attached hereto as Annex I (such counterpart, a “Consent”) will be deemed to irrevocably and unconditionally approve the amendments to the Credit Agreement set forth in Section 2 (for the avoidance of doubt, whether such Consenting Term B Lender selects the “Cashless Consent Option” or the “Assign and Reallocation Consent Option” with respect to Term B Loans on its Consent).

(b) Each Lender holding Term B-1 Loans that executes a Consent with respect to such Lender’s Term B-1 Loans (each such Lender in such capacity, a “Consenting Term B-1 Lender”) will be deemed to irrevocably and unconditionally approve the amendments to the Credit Agreement set forth in Section 2 (for the avoidance of doubt, whether such Consenting Term B-1 Lender selects the “Cashless Consent Option” or the “Assign and Reallocation Consent Option” with respect to Term B-1 Loans on its Consent).

(c) Each Consenting Term B Lender that selects the “Assign and Reallocation Consent Option” on its Consent with respect to its existing Term B Loans (each such Consenting Term B Lender, an “Assigning Consenting Term B Lender”) will be deemed to have agreed to (i) assign 100% of the outstanding principal amount of its Term B Loans to the Replacement Term B Lender and (ii) purchase by assignment (or cause one or more of its Affiliates to purchase by assignment), from the Replacement Term B Lender, a like principal amount of Term B Loans (or such lesser principal amount allocated to such Assigning Consenting Term B Lender or its Affiliate by the Borrower and JPMCB), as such Term B Loans are modified by this Agreement (the Term B Loans as so modified, the “Amended Term B Loans”). In connection with each assignment described in the foregoing clause (c)(i), the Replacement Term B Lender shall purchase from each Assigning Consenting Term B Lender all Term B Loans held by such Assigning Consenting Term B Lender by paying to such Assigning Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Assign and Reallocation Consent Option” with respect to its existing Term B Loans, no action (including, for the avoidance of doubt, the execution of any Assignment and Acceptance) by any Assigning Consenting Term B Lender shall be necessary in connection with the assignments described in the foregoing clause (c)(i), and each such assignment shall occur immediately and automatically upon satisfaction of the condition in Section 6(d) below, and the Replacement Term B Lender agrees to accept each such assignment.

(d) Each Consenting Term B-1 Lender that selects the “Assign and Reallocation Consent Option” on its Consent with respect to its existing Term B-1 Loans (each such Consenting Term B-1 Lender, an “Assigning Consenting Term B-1 Lender”) will be deemed to have agreed to (i) assign 100% of the outstanding principal amount of its Term B-1 Loans to the Replacement Term B-1 Lender and (ii) purchase by assignment (or cause one or more of its Affiliates to purchase by assignment), from the

Replacement Term B-1 Lender, a like principal amount of Term B-1 Loans (or such lesser principal amount allocated to such Assigning Consenting Term B-1 Lender or its Affiliate by the Borrower and JPMCB), as such Term B-1 Loans are modified by this Agreement (the Term B-1 Loans as so modified, the “Amended Term B-1 Loans”). In connection with each assignment described in the foregoing clause (d)(i), the Replacement Term B-1 Lender shall purchase from each Assigning Consenting Term B-1 Lender all Term B-1 Loans held by such Assigning Consenting Term B-1 Lender by paying to such Assigning Consenting Term B-1 Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Assign and Reallocation Consent Option” with respect to its existing Term B-1 Loans, no action (including, for the avoidance of doubt, the execution of any Assignment and Acceptance) by any Assigning Consenting Term B-1 Lender shall be necessary in connection with the assignments described in the foregoing clause (d)(i), and each such assignment shall occur immediately and automatically upon satisfaction of the condition in Section 6(e) below, and the Replacement Term B-1 Lender agrees to accept each such assignment.

(e) Each Consenting Term B Lender that selects the “Cashless Consent Option” on its Consent (each such Consenting Term B Lender, a “Cashless Consenting Term B Lender”) will be deemed to have agreed to continue to hold 100% of the outstanding principal amount of its Term B Loans (or such lesser principal amount allocated to such Cashless Consenting Term B Lender by the Borrower and JPMCB) in the form of Amended Term B Loans. Notwithstanding anything to the contrary herein or in the Credit Agreement, the Borrower and JPMCB may allocate the Amended Term B Loans (including Term B Loans held by Cashless Consenting Term B Lenders immediately prior to the Fifth Amendment Effective Date) in their sole discretion. To the extent any Cashless Consenting Term B Lender’s allocated principal amount of Amended Term B Loans (such allocated principal amount, an “Allocated Amended Term B Loan Amount”) is less than the principal amount of Term B Loans held by such Cashless Consenting Term B Lender immediately prior to the Fifth Amendment Effective Date, such Consenting Term B Lender shall be required to assign the portion of its existing Term B Loans that exceeds its Allocated Amended Term B Loan Amount to the Replacement Term B Lender (a “Cashless Consenting Term B Lender Assignment”; and any amount so assigned, a “Cashless Consenting Term B Lender Assigned Amount”). Cashless Consenting Term B Lender Assignments, if any, will not, for the avoidance of doubt, be required to be made by all Cashless Consenting Term B Lenders on a pro rata basis. In connection with each Cashless Consenting Term B Lender Assignment (if any), the Replacement Term B Lender shall purchase from each Cashless Consenting Term B Lender Term B Loans in a principal amount equal to such Cashless Consenting Term B Lender’s Cashless Consenting Term B Lender Assigned Amount by paying to such Cashless Consenting Term B Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Cashless Consent Option” with respect to its Term B Loans, no action (including, for the avoidance of doubt, the execution of any Assignment and Acceptance) by any Cashless Consenting Term B Lender shall be necessary in connection with any Cashless Consenting Term B Lender Assignment, and each such Cashless Consenting Term B Lender Assignment shall occur immediately and automatically effective upon satisfaction of the condition in Section 6(d) below. In connection with the foregoing, (i) the Replacement Term B Lender agrees to accept each such Cashless Consenting Term B Lender Assignment, and (ii) each Cashless Consenting Term B Lender agrees to the potential assignment to the Replacement Term B Lender of all or a portion of its existing Term B Loans pursuant to a Cashless Consenting Term B Lender Assignment. Each Consenting Term B Lender (whether such Consenting Term B Lender is an Assigning Consenting Term B Lender or a Cashless Consenting Term B Lender) agrees to the provisions set forth in this Section 4(e) (including the effectuation of each Cashless Consenting Term B Lender Assignment in respect of any other Cashless Consenting Term B Lender’s existing Term B Loans).

(f) Each Consenting Term B-1 Lender that selects the “Cashless Consent Option” on its Consent (each such Consenting Term B-1 Lender, a “Cashless Consenting Term B-1 Lender”) will be deemed to have agreed to continue to hold 100% of the outstanding principal amount of its Term B-1 Loans (or such lesser principal amount allocated to such Cashless Consenting Term B-1 Lender by the Borrower and JPMCB) in the form of Amended Term B-1 Loans. Notwithstanding anything to the contrary herein or in the Credit Agreement, the Borrower and JPMCB may allocate the Amended Term B-1 Loans (including Term B-1 Loans held by Cashless Consenting Term B-1 Lenders immediately prior to the Fifth Amendment Effective Date) in their sole discretion. To the extent any Cashless Consenting Term B-1 Lender’s allocated principal amount of Amended Term B-1 Loans (such allocated principal amount, an “Allocated Amended Term B-1 Loan Amount”) is less than the principal amount of Term B-1 Loans held by such Cashless Consenting Term B-1 Lender immediately prior to the Fifth Amendment Effective Date, such Consenting Term B-1 Lender shall be required to assign the portion of its existing Term B-1 Loans that exceeds its Allocated Amended Term B-1 Loan Amount to the Replacement Term B-1 Lender (a “Cashless Consenting Term B-1 Lender Assignment”; and any amount so assigned, a “Cashless Consenting Term B-1 Lender Assigned Amount”). Cashless Consenting Term B-1 Lender Assignments, if any, will not, for the avoidance of doubt, be required to be made by all Cashless Consenting Term B-1 Lenders on a pro rata basis. In connection with each Cashless Consenting Term B-1 Lender Assignment (if any), the Replacement Term B-1 Lender shall purchase from each Cashless Consenting Term B-1 Lender Term B-1 Loans in a principal amount equal to such Cashless Consenting Term B-1 Lender’s Cashless Consenting Term B-1 Lender Assigned Amount by paying to such Cashless Consenting Term B-1 Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. Other than its execution of this Agreement and selection of the “Cashless Consent Option” with respect to its Term B-1 Loans, no action (including, for the avoidance of doubt, the execution of any Assignment and Acceptance) by any Cashless Consenting Term B-1 Lender shall be necessary in connection with any Cashless Consenting Term B-1 Lender Assignment, and each such Cashless Consenting Term B-1 Lender Assignment shall occur immediately and automatically effective upon satisfaction of the condition in Section 6(e) below. In connection with the foregoing, (i) the Replacement Term B-1 Lender agrees to accept each such Cashless Consenting Term B-1 Lender Assignment, and (ii) each Cashless Consenting Term B-1 Lender agrees to the potential assignment to the Replacement Term B-1 Lender of all or a portion of its existing Term B-1 Loans pursuant to a Cashless Consenting Term B-1 Lender Assignment. Each Consenting Term B-1 Lender (whether such Consenting Term B-1 Lender is an Assigning Consenting Term B-1 Lender or a Cashless Consenting Term B-1 Lender) agrees to the provisions set forth in this Section 4(f) (including the effectuation of each Cashless Consenting Term B-1 Lender Assignment in respect of any other Cashless Consenting Term B-1 Lender’s existing Term B-1 Loans).

SECTION 5. Representations of the Borrower. The Borrower represents and warrants that:

(a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); and

(b) no Event of Default or Default is continuing on and as of the date hereof after giving effect hereto.

SECTION 6. Conditions. This Agreement shall become effective as of the first date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received (x) (A) from the Majority Lenders for the Term B Facility (determined before giving effect to the replacement of any Non-Consenting Term B Lenders) and each Lender holding Term B Loans (after giving effect to the replacement of any Non-Consenting Term B Lenders) and (B) from the Majority Lenders for the Term B-1 Facility

(determined before giving effect to the replacement of any Non-Consenting Term B-1 Lenders) and each Lender holding Term B-1 Loans (after giving effect to the replacement of any Non-Consenting Term B-1 Lenders), in each case, (i) a Consent signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a Consent and (y) from the Borrower and the Administrative Agent, an executed counterpart to this Agreement;

(b) the representations and warranties set forth in Section 5 above shall be true and correct;

(c) any fees and reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) owing by the Borrower to the Administrative Agent and JPMCB pursuant to this Agreement or any letter agreement entered into in connection with this Agreement and invoiced at least three (3) Business Days prior to the date hereof shall have been paid in full;

(d) (i) all Obligations of the Borrower with respect to the Term B Loans owing to any Non-Consenting Term B Lender being replaced pursuant to Section 3 shall be paid in full to such Non-Consenting Term B Lender concurrently with the assignment described in Section 3, (ii) all Obligations of the Borrower with respect to the Term B Loans owing to any Assigning Consenting Term B Lender shall be paid in full to such Assigning Consenting Term B Lender concurrently with the assignment described in Section 4(c)(i), (iii) all Obligations of the Borrower with respect to the Cashless Consenting Term B Lender Assigned Amount owing to any Cashless Consenting Term B Lender pursuant to a Cashless Consenting Term B Lender Assignment contemplated by Section 4(e) shall be paid in full to such Cashless Consenting Term B Lender concurrently with the assignment described in Section 4(e) and (iv) the Replacement Term B Lender shall pay to each such Non-Consenting Term B Lender, each such Assigning Consenting Term B Lender and each such Cashless Consenting Term B Lender an amount equal to (x) in the case of any Non-Consenting Term B Lender and any Assigning Consenting Term B Lender, the principal amount of the Term B Loans held by such Non-Consenting Term B Lender or such Assigning Consenting Term B Lender, as applicable, in each case, plus accrued and unpaid interest thereon, and (y) in the case of any Cashless Consenting Term B Lender, the Cashless Consenting Term B Lender Assigned Amount of such Cashless Consenting Term B Lender, in each case, plus accrued and unpaid interest thereon; and

(e) (i) all Obligations of the Borrower with respect to the Term B-1 Loans owing to any Non-Consenting Term B-1 Lender being replaced pursuant to Section 3 shall be paid in full to such Non-Consenting Term B-1 Lender concurrently with the assignment described in Section 3, (ii) all Obligations of the Borrower with respect to the Term B-1 Loans owing to any Assigning Consenting Term B-1 Lender shall be paid in full to such Assigning Consenting Term B-1 Lender concurrently with the assignment described in Section 4(d)(i), (iii) all Obligations of the Borrower with respect to the Cashless Consenting Term B-1 Lender Assigned Amount owing to any Cashless Consenting Term B-1 Lender pursuant to a Cashless Consenting Term B-1 Lender Assignment contemplated by Section 4(f) shall be paid in full to such Cashless Consenting Term B-1 Lender concurrently with the assignment described in Section 4(f) and (iv) the Replacement Term B-1 Lender shall pay to each such Non-Consenting Term B-1 Lender, each such Assigning Consenting Term B-1 Lender and each such Cashless Consenting Term B-1 Lender an amount equal to (x) in the case of any Non-Consenting Term B-1 Lender and any Assigning Consenting Term B-1 Lender, the principal amount of the Term B-1 Loans held by such Non-Consenting Term B-1 Lender or such Assigning Consenting Term B-1 Lender, as applicable, in each case, plus accrued and unpaid interest thereon, and (y) in the case of any Cashless Consenting Term B-1 Lender, the Cashless Consenting Term B-1 Lender Assigned Amount of such Cashless Consenting Term B-1 Lender, in each case, plus accrued and unpaid interest thereon.

SECTION 7. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 8. Confirmation of Guaranties and Security Interests. This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security thereof. By signing this Agreement, the Borrower (on behalf of itself and each of the Subsidiary Loan Parties) hereby confirms that (i) the obligations of the Borrower and each of the Subsidiary Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Loan Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects after giving effect to the amendments contemplated by this Agreement. The Borrower (on behalf of itself and each of the Subsidiary Loan Parties) ratifies and confirms its prior grant and the validity of all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party with all such Liens continuing in full force and effect after giving effect to this Agreement, and such Liens are not released or reduced hereby, and continue to secure full payment and performance of the Loan Obligations as modified hereby.

SECTION 9. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or electronic mail (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Consents and other consents and waivers) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 10. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each Fifth Amendment Arranger shall be deemed to be an Arranger for all purposes under the Loan Documents including, without limitation, Sections 8.03, 8.06, 8.13, 9.05 and 9.21 of the Credit Agreement, which shall apply to this Agreement mutatis mutandis as if set forth herein.

SECTION 11. Tax Matters.

(a) After the Fifth Amendment Effective Date, the parties shall treat all of the Term B Loans as one fungible tranche for U.S. federal income tax purposes; and

(b) After the Fifth Amendment Effective Date, the parties shall treat all of the Term B-1 Loans as one fungible tranche for U.S. federal income tax purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

CAESARS ENTERTAINMENT, INC., as Borrower

By:	/s/ Bret Yunker
Name: Bret Yunker
Title: Chief Financial Officer

[Signature Page to Fifth Amendment]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Replacement Term B Lender and Replacement Term B-1 Lender

By:	/s/ David Glenn
Name: David Glenn
Title: Authorized Signatory

[Signature Page to Fifth Amendment]

Annex I

[Attached]

CONSENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

CONSENT (this “Consent”) to Fifth Amendment (the “Amendment”) to the Credit Agreement, dated as of July 20, 2020 (as modified by that certain Incremental Assumption Agreement No. 1, dated as of July 20, 2020, as amended by that certain First Amendment to Credit Agreement, dated as of November 10, 2021, as amended by that certain Second Amendment to Credit Agreement, dated as of January 26, 2022, as amended by that certain Third Amendment to Credit Agreement, dated as of October 5, 2022, as modified by that certain Incremental Assumption Agreement No. 2, dated as of February 6, 2023, as modified by that certain Incremental Assumption Agreement No. 3, dated as of February 6, 2024, as amended by that certain Fourth Amendment to Credit Agreement, dated as of May 9, 2024, and as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Caesars Entertainment, Inc., as Borrower, the lending institutions from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and U.S. Bank National Association, as Collateral Agent. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement or the Amendment, as applicable.

Existing Lenders of Term B Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Consent Option

☐   to continue to hold 100% of the outstanding principal amount of your Term B Loans (or such lesser principal amount allocated to you by the Borrower and JPMCB in their sole discretion) as Amended Term B Loans

Assign and Reallocation Consent Option

☐   to (i) assign 100% of the outstanding principal amount of your Term B Loans to the Replacement Term B Lender on the Fifth Amendment Effective Date and (ii) purchase by assignment (or cause one or more Affiliates of such Assigning Consenting Term B Lender to purchase by assignment) from the Replacement Term B Lender a like principal amount of Amended Term B Loans (or such lesser principal amount allocated to you or your Affiliates by the Borrower and JPMCB)

Existing Lenders of Term B-1 Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Consent Option

☐   to continue to hold 100% of the outstanding principal amount of your Term B-1 Loans (or such lesser principal amount allocated to you by the Borrower and JPMCB in their sole discretion) as Amended Term B-1 Loans

Assign and Reallocation Consent Option

☐   to (i) assign 100% of the outstanding principal amount of your Term B-1 Loans to the Replacement Term B-1 Lender on the Fifth Amendment Effective Date and (ii) purchase by assignment (or cause one or more Affiliates of such Assigning Consenting Term B-1 Lender to purchase by assignment) from the Replacement Term B-1 Lender a like principal amount of Amended Term B-1 Loans (or such lesser principal amount allocated to you or your Affiliates by the Borrower JPMCB)

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized signatory.

______________________________________,
as a Lender (type name of the legal entity)

By:
Name: Title:

If a second signature is necessary:

By:
Name: Title: